UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2025

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 7, 2025, Brinker International, Inc. (the “Company”) promoted Aaron M. White, to the position of Executive Vice President, Chief Operating Officer and Chief People Officer. Ms. White previously served as Executive Vice President and Chief People Officer for the Company since October 2022, and served as Senior Vice President and co-Chief Operating Officer of Chili’s Grill & Bar from June 2020 to October 2022. Ms. White has also served in various roles with the Company from August 1996 to June 2020, including Vice President of Integration, Vice President of Operations Services, Senior Director of PeopleWorks, Director of PeopleWorks, Area Director and General Manager.

In her new role as Executive Vice President, Chief Operating Officer and Chief People Officer, Ms. White will earn an annual base salary of $650,000. She will be entitled to participate in the Company’s annual Bonus Plan with a target bonus of 75% of her base salary, and will be eligible for grants of equity-based awards under the Company’s Stock Option and Incentive Plan, with her initial annual award expected to be a value of $900,000 granted in a mix of restricted stock units (RSUs) and performance-based RSUs. Ms. White will also be eligible for other benefits to which executive officers are entitled, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on September 27, 2024.

There are no family relationships between Ms. White and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Press Release announcing the appointment of Ms. White is attached as Exhibit 99.1 to this Current Report on Form 8-K.
SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press Release dated May 12, 2025

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: May 12, 2025	By:	/s/ KEVIN D. HOCHMAN
Kevin D. Hochman,
Chief Executive Officer and President
and President of Chili’s Grill & Bar
(Principal Executive Officer)